                                                                   EXHIBIT 10.39

VERITY

                                                                  VERITY BENELUX

                                 LOAN AGREEMENT

THE UNDERSIGNED:

Verity Benelux B.V., with offices in De Meern, The Netherlands, for these purposes legally represented by its authorised signatory Mr E.M. Weenink, and hereinafter referred to as "the Lender";

and

Mr Sluimer, residing in IJsselstein, province of Utrecht, The Netherlands, hereinafter referred to as "the Borrower;

WHEREAS:

- the Lender is willing to extend a loan, which the Borrower wishes to accept;

- the parties wish to record the terms and conditions of the loan in a written contract;

HAVE AGREED AS FOLLOWS:

ARTICLE 1

The Lender hereby grants the Borrower a loan in the amount of NLG 7.875, which loan the Borrower hereby accepts. The said amount shall be made available to the Borrower on 14 July 2000 by payment of the tax due on option grant no. 4444, comprising 1000 options at an exercise price of USD 28,25.

ARTICLE 2

1. The loan shall carry interest at a rate of 0% per annum for the period commencing on 14 July 2000 and expiring on 1 August 2005.

2. As for the period following expiry, the parties may, in mutual consultation, agree on a new rate of interest to apply to such a period as they shall determine. Should the parties not agree on a changed rate of interest, the aforesaid rate shall continue to apply.

3. The rate referred to in Article 2.1 shall be adjusted to reflect market rates if the Borrower should not be able to sign Annex 2.


Loan Agreement HS                                                 Grant no. 4444
EW                                                                (signed)

VERITY

                                                                  VERITY BENELUX

ARTICLE 3

The loan shall run until any of the following events occur:

1.    exercise of any of the underlying options no. 4444;

2.    termination of employment relationship with Verity Benelux;

3.    expiry of the options without their being actually exercised.

If an event as described in Article 3.2 or 3.3 should occur, Verity shall waive the loan and assume liability for the ensuing tax consequences.

ARTICLE 4

The Lender shall not be entitled to alienate or encumber the claim arising from the loan or transfer the claim by way of a security interest.

ARTICLE 5

1. The loan agreement shall end by operation of law, and the amount owed by the Borrower at that time shall become immediately payable upon demand in the following cases:

      - if the Borrower defaults on any obligation arising from this agreement;

      - if the Borrower is adjudged bankrupt or the Borrower's assets are attached or an administrator is appointed to manage all or any part of the Borrower's assets.

2. If the records of the tax authorities should bear out or -- in the event of a dispute - the highest tax court should consider that this agreement includes one or more taxable elements which the parties had no intention of including, this agreement shall be deemed to have been superseded from the very start by an agreement containing no such element(s).

ARTICLE 6

Payment of the sum of money owed under the loan agreement shall be applied, first of all, against the costs, then against any interest due, and finally against the principal and any current interest.

ARTICLE 7

The parties hereby exclude the possibility of this loan being set off against any amount owed by the Lender to the Borrower.


Loan Agreement HS                                                 Grant no. 4444
EW                                                                (signed)

VERITY

                                                                  VERITY BENELUX

ARTICLE 8

If any circumstances should occur which were apparently `unforeseeable', the parties shall be under an obligation to discuss making an adjustment/change to the loan agreement in such a way as to provide for the unforeseen circumstances.

ARTICLE 9

The parties hereby waive their right to dissolve this agreement, and to do so, in particular, on the grounds of Article 265, Book 6 of the Dutch Civil Code.

ARTICLE 10

All costs associated with the conclusion of this loan agreement, and all transactions or juristic acts connected with or arising from same, shall be payable by the financier.

Thus agreed upon and signed in duplicate originals in De Meern, The Netherlands, on 11 September 2000.

Lender                                      Borrower

/s/ Eric Weenink                            /s/ Hugo Sluimer


Loan Agreement HS                                                 Grant no. 4444
EW                                                                (signed)